UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2020 (October 14, 2020)

BROADSTONE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39506	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Portman Mews South

Marylebone, London W1H 6AY

United Kingdom

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +44 (0) 207 725 0800

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-half of one redeemable warrant	BSN.U	The New York Stock Exchange
Class A ordinary shares, par value $0.0001	BSN	The New York Stock Exchange
Redeemable warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	BSN WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on September 15, 2020, Broadstone Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 30,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,000,000.

As previously reported, on September 15, 2020, simultaneously with the closing of the IPO, the Company completed the private sale of 8,000,000 warrants (the “Private Placement Warrants”) to Broadstone Sponsor LLP (the “Sponsor”) at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds to the Company of $8,000,000.

In connection with the IPO, the underwriters were granted a 45-day option from the date of the prospectus (the “Over-Allotment Option”) to purchase up to 4,500,000 additional units to cover over-allotments (the “Over-Allotment Units”), if any.

On October 14, 2020, the underwriters purchased an additional 530,301 Over-Allotment Units pursuant to the partial exercise of the Over-Allotment Option. The Over-Allotment Units were sold at an offering price of $10.00 per Over-Allotment Unit, generating additional gross proceeds of $5,303,010 to the Company and bringing the total gross proceeds of the IPO to $305,303,010.

On October 14, 2020, simultaneously with the sale of the Over-Allotment Units, the Company consummated a private sale (the “Over-Allotment Private Placement”) of an additional 106,060 Private Placement Warrants to the Sponsor, at a purchase price of $1.00 per Private Placement Warrant, generating gross proceeds of approximately $106,060.

Including the sale of the Over-Allotment Units, there were an aggregate of 30,530,301 Units sold in the IPO. Following the expiration of the underwriters’ over-allotment option, assuming no further exercises by the underwriters, the initial stockholders will own 7,632,575 shares of Class B common stock, par value $0.0001 per share, representing 20% of the issued and outstanding shares of the Company.

The Company’s unaudited pro forma balance sheet as of October 14, 2020, reflecting receipt of the proceeds from the sale of the Over-Allotment Units and the Over-Allotment Private Placement as if they had occurred on the audited balance sheet date of September 15, 2020, is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet
99.2	Press Release dated as of October 15, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADSTONE ACQUISITION CORP.

	By:	/s/ Edward Hawkes
		Name:	Edward Hawkes
		Title:	Chief Financial Officer

Dated: October 20, 2020